News Release
February 20, 2024
SSR MINING PROVIDES FURTHER UPDATE ON ÇÖPLER INCIDENT AND
FULL-YEAR 2023 FINANCIAL RESULTS RELEASE DATE
DENVER – SSR Mining Inc. (Nasdaq/TSX: SSRM; ASX: SSR) (“SSR Mining” or the “Company”) provides an update on ongoing rescue efforts at the Çöpler mine in Türkiye as well as an amendment to the date of the Company’s full-year financial results.
On February 19, 2024, Turkish Government authorities chose to temporarily suspend search and rescue activities in order to focus on stabilization of the heap leach area. SSR Mining continues to cooperate fully with all Government requests and is supporting efforts on site.
Due to the Çöpler Incident, SSR Mining will target the release of its fourth quarter and full-year 2023 financial results for after market close on Tuesday, Feb 27, 2024. In addition, a conference call and webcast will be held at 5:00pm EST.
To access the conference call and webcast:
Toll-free in U.S. and Canada:    +1 (800) 319-4610
    All other callers:            +1 (604) 638-5340
Webcast: http://ir.ssrmining.com/investors/events
The conference call will be archived and available on our website. Audio replay will be available for two weeks by calling:
    Toll-free in U.S. and Canada:     +1 (855) 669-9658, replay code 0631
    All other callers:         +1 (412) 317-0088, replay code 0631

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Cautionary Note Regarding Forward-Looking Information and Statements
Certain statements contained in this news release constitute forward-looking information within the meaning of applicable securities laws. Forward-looking information may be contained in this document and our other public filings. Forward-looking information relates to statements concerning our outlook and anticipated events or results and, in some cases, can be identified by terminology such as “may”, “will”, “could”, “should”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “projects”, “predict”, “potential”, “continue” or other similar expressions concerning matters that are not historical facts.
Forward-looking information and statements in this news release are based on certain key expectations and assumptions made by us. Although we believe that the expectations and assumptions on which such forward-looking information and statements are based are reasonable, undue reliance should not be placed on the forward-looking information and statements because we can give no assurance that they will prove to be correct. Forward-looking information and statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in this news release. You should not place undue reliance on forward-looking information. Forward-looking information are only predictions based on our current expectations and our projections about future events. Actual results may vary from such forward-looking information for a variety of reasons including, but not limited to, risks and uncertainties disclosed in our filings on our website at www.ssrmining.com, on SEDAR at www.sedarplus.ca, on EDGAR at www.sec.gov and on the ASX at www.asx.com.au and other unforeseen events or circumstances. Other than as required by law, we do not intend, and undertake no obligation to update any forward-looking information to reflect, among other things, new information or future events.
About SSR Mining
SSR Mining Inc. is a leading, free cash flow focused gold company with four producing operations located in the USA, Türkiye, Canada, and Argentina, combined with a global pipeline of high-quality development and exploration assets. Over the last three years, the four operating assets combined have produced on average more than 700,000 gold-equivalent ounces annually. SSR Mining is listed under the ticker symbol SSRM on the Nasdaq and the TSX, and SSR on the ASX.
SSR Mining Contacts:
SSR Mining Inc.
E-Mail: invest@ssrmining.com
Phone: +1 (888) 338-0046
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